THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.



This endorsement, effective on    September 15, 2008
At 12:01 A.M. standard time

Forms a part of Policy No.: 00 FI 0236171-08

Issued to:    Continental Assurance Company Separate Account (B)

By:  Hartford Fire Insurance Company


        MAILING ADDRESS FOR NOTICE ENDORSEMENT


           Notice of Claim or Wrongful Act
           _______________________________


    A.	It is hereby understood and agreed that a notice of any
        claim or wrongful act shall be given in writing to the following:


                            THE HARTFORD
                          CLAIMS DEPARTMENT
                     HARTFORD FINANCIAL PRODUCTS
                           2 PARK AVENUE
                              5TH FLOOR
                       NEW YORK, NEW YORK 10016

                     FACSIMILE:  (212) 277-0915


   B.	It is hereby understood and agreed that where it is stated in the policy or declarations page that a notice of any claim or wrongful act shall be given in writing to The Hartford, Hartford Plaza, Hartford CT 06115 shall be deleted in its entirety and replaced with the following:

        Notice of any claim or wrongful act shall be given in writing to the following:


                          THE HARTFORD
                       CLAIMS DEPARTMENT
                  HARTFORD FINANCIAL PRODUCTS
                        2 PARK AVENUE
                          5TH FLOOR
                   NEW YORK, NEW YORK 10016

                  FACSIMILE:  (212) 277-0915








HG 00 H009 00 0302     [Copywright] 2002, The Hartford






All Other Notices


A. All notices for a claim or wrongful act must be mailed to the address as specified above in Item (I) of this endorsement.

B. It is hereby understood and agreed that all notices, except for a notice of claim or wrongful act, shall be given in writing to the following:

                        THE HARTFORD
                   COMPLIANCE DEPARTMENT
                 HARTFORD FINANCIAL PRODUCTS
                       2 PARK AVENUE
                         5TH FLOOR
                 NEW YORK, NEW YORK 10016

C. With the exception of notice of a claim or wrongful act, it is hereby understood and agreed that where it is stated in the policy or declarations page that a notice shall be given in writing to The Hartford, Hartford Plaza, Hartford CT 06115 shall be deleted in its entirety and replaced with the following:

     All notices, except for a notice of claim or wrongful act, shall be given in writing to the following:

                       THE HARTFORD
                  COMPLIANCE DEPARTMENT
               HARTFORD FINANCIAL PRODUCTS
                      2 PARK AVENUE
                        5TH FLOOR
                NEW YORK, NEW YORK 10016



All other terms and conditions of the policy remain unchanged.



















HG 00 H009 00 0302     [Copyright] 2002, The Hartford